UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

525 S. Hewitt Street,
Los Angeles, California	90013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement: Background

On April 2, 2018, OriginClear, Inc. (the “Company”) entered into a securities purchase agreement with Auctus Fund, LLC (the “Investor”)(the “First Purchase Agreement”) and in connection with the First Purchase Agreement issued a convertible promissory note to the Investor in the principal amount of $150,000 (the “First Note” and with the First Purchase Agreement, the “First Transaction Documents”). On May 31, 2018, the Company entered into a second securities purchase agreement with the Investor (the “Second Purchase Agreement”) and in connection with the Second Purchase Agreement issued a convertible promissory note in the principal amount of $150,000 to the Investor (the “Second Note” and, with the Second Purchase Agreement, the “Second Transaction Documents” and, with the First Transaction Documents, the “Transaction Documents”).

The Investor alleged that the Company failed to allow the Investor to convert all or portions of the outstanding balance represented by the First Note and the Second Note (together, the “Notes”) into shares of common stock of the Company, causing various events of default (“Events of Default”) by the Company under the First Purchase Agreement and the Second Purchase Agreement (together, the “Purchase Agreements”). On February 12, 2019, the Investor filed an action in the United States District Court for the District of Massachusetts, styled as Auctus Fund, LLC v. OriginClear, Inc., No. 1:19-CV-10273-FDS (D. Mass.)(Saylor, J.) (hereinafter the “Litigation”), alleged, inter alia, breaches of the Purchase Agreements and the Notes.

Settlement Agreement: Terms

On March 13, 2019, the Company entered into a settlement agreement with the Investor, pursuant to which, in full and final settlement of all claims asserted by the Investor against the Company related to the Notes and the Transaction Documents (the “Settlement Agreement”) for the outstanding balance due and payable under the Notes, such amount being $570,000 (the “Settlement Value”). Pursuant to the terms and subject to the conditions in the Settlement Agreement, the Company agrees to authorize and reserve a number of shares of the Company’s common stock pursuant to the reserve requirements of the Notes, as follows: an initial amount of 1,753,846,154 (a multiple of two times the anticipated conversion of the Settlement Value), which shall be increased within thirty calendar days to 5,261,538,462 shares (a multiple of six times the anticipated conversion of the Settlement Value) (the “Settlement Shares”) of the common stock of the Company for issuance upon conversion by the Investor of the amounts owed under the Notes, in accordance with the terms of the Notes, including but not limited to the beneficial ownership limitations contained in the Notes, as contemporaneously with the Settlement Agreement. Such irrevocable authorization and reservation for the initial amount by the Company shall occur no later than one (1) business day, and for the increase no later than thirty calendar days, after the effective date of the Settlement Agreement. In addition to the foregoing, upon the sale by the Investor of the Settlement Shares as delivered to the Investor by the Company resulting in total net proceeds less than the Settlement Value, the Investor is entitled to additional Settlement Shares of the Company’s common stock, if, after the Investor has sold all Settlement Shares, the Investor delivers a written notice to the Company certifying that the Investor is entitled to receive additional shares of the Company’s common stock (the “Make-Whole Shares”), the number of Make-Whole Shares being equal to the greater of (i) zero and (ii) the quotient of (1) the difference of (x) the settlement value with respect to each sale of shares by the Investor after the delivery of the Settlement Shares, minus (y) the aggregate net consideration received by the Investor from the resale of all shares of common stock issued by the Company, divided by (2) the average trailing closing price for ten (10) trading days for the shares immediately preceding the date of delivery of the Make-Whole Shares.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) of the Securities Act.

The foregoing is merely a summary of the Settlement Agreement and is qualified in its entirety by reference to the Settlement Agreement which is attached as Exhibit 10.1 hereto.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated into this Item 2.04.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 to this report is incorporated by reference into this Item 3.02.

Conversion of Notes

In connection with the Settlement Agreement by which Investor holds convertible promissory notes convertible into shares of the Company’s common stock, on March 19, 2019, Investor converted an aggregate principal and interest amount of $11,250 into an aggregate of 25,000,000 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Consultant Issuances

Between March 18, 2019 and March 19, 2019, the Company issued to consultants an aggregate of 132,500,000 shares of the Company’s common stock for services.

The securities referenced above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Settlement Agreement between the Company and Auctus Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

March 20, 2019	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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